Consent of Ernst & Young LLP, Independent Auditors

We consent to the references to our firm under the caption “Financial Highlights” in the Prospectus and “Independent Auditors” in the Statement of Additional Information and to the use of our report dated June 13, 2000, in the Post-Effective Amendment Number 33 to the Registration Statement (Form N-1A No. 33-3164) of the Federated Intermediate Income Fund dated June 30, 2000.

                                                                                 /s/   ERNST & YOUNG LLP
                                                                                 ERNST & YOUNG LLP

Boston, Massachusetts
June  26, 2000

Consent of Ernst & Young LLP, Independent Auditors

We consent to the references to our firm under the caption “Financial Highlights” in the Prospectus and “Independent Auditors” in the Statement of Additional Information and to the use of our report dated June 13, 2000, in the Post-Effective Amendment Number 33 to the Registration Statement (Form N-1A No. 33-3164) of the Federated Short Term Income Fund dated June 30, 2000.

                                                                                 /s/   ERNST & YOUNG LLP
                                                                                 ERNST & YOUNG LLP

Boston, Massachusetts
June  26, 2000